[Logo] M F S (R)                                                 ANNUAL REPORT
INVESTMENT MANAGEMENT                                            APRIL 30, 2000
  We invented the mutual fund(R)



                               [Graphic Omitted]




                    MFS(R) INTERMEDIATE INVESTMENT
                    GRADE BOND FUND

                    MFS(R) RESEARCH BOND FUND

MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
MFS(R) RESEARCH BOND FUND

TRUSTEES                                                    SECRETARY
J. Atwood Ives+ -- Chairman and Chief                       Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)                              ASSISTANT SECRETARY
                                                            James R. Bordewick, Jr.*
Lawrence T. Perera+ -- Partner, Hemenway &
Barnes (attorneys)                                          CUSTODIAN
                                                            State Street Bank and Trust Company
William J. Poorvu+ -- Adjunct Professor,
Harvard University Graduate School of                       AUDITORS
Business Administration                                     Deloitte & Touche LLP

Charles W. Schmidt+ -- Private Investor                     INVESTOR INFORMATION
                                                            For information on MFS mutual funds, call your
Arnold D. Scott* -- Senior Executive Vice                   investment professional or, for an information
President, Director, and Secretary,                         kit, call toll free: 1-800-637-2929 any business
MFS Investment Management                                   day from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                            message anytime).
Jeffrey L. Shames* -- Chairman and Chief
Executive Officer, MFS Investment Management                INVESTOR SERVICE
                                                            MFS Service Center, Inc.
Elaine R. Smith+ -- Independent Consultant                  P.O. Box 2281
                                                            Boston, MA 02107-9906
David B. Stone+ -- Chairman, North
American Management Corp. (investment adviser)              For general information, call toll free:
                                                            1-800-225-2606 any business day from 8 a.m. to
INVESTMENT ADVISER                                          8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                         For service to speech- or hearing-impaired,
Boston, MA 02116-3741                                       call toll free: 1-800-637-6576 any business day
                                                            from 9 a.m. to 5 p.m. Eastern time. (To use this
DISTRIBUTOR                                                 service, your phone must be equipped with a
MFS Fund Distributors, Inc.                                 Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                       For share prices, account balances, exchanges,
                                                            or stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                                      1-800-MFS-TALK (1-800-637-8255) anytime
Jeffrey L. Shames*                                          from a touch-tone telephone.

DIRECTOR OF FIXED INCOME RESEARCH                           WORLD WIDE WEB
Robert J. Manning*                                          www.mfs.com

PORTFOLIO MANAGER
James J. Calmas*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

+ Independent Trustee
* MFS Investment Manager

LETTER FROM THE CHAIRMAN

Dear Shareholders,
This spring, the U.S. stock market experienced record point drops and volatility that have given many investors cause for concern. While the recent market correction has rattled a lot of nerves, it's important to put the current market environment in perspective. Throughout the history of the market, investors have experienced numerous corrections (declines of more than 20%) and periods of extreme volatility. Of course, past performance is no guarantee of future results; however, over the long term, stock and bond investors have enjoyed returns that have solidly outpaced inflation.

From our perspective, as we look at the global investment climate at the beginning of the new millennium, we see many reasons for optimism, as well as the need to voice some words of caution. Our reasons for being optimistic about both stock and bond markets include

  o STRONG CORPORATE EARNINGS GROWTH: We believe that, over time, the most important driver of stock prices is corporate earnings. Our research indicates that the average earnings growth for U.S. companies could approach 15% in 2000, which would bode very well for U.S. equities. We are also seeing encouraging signs that companies worldwide, and particularly in Europe, are beginning to focus more on earnings and shareholder value -- that is, delivering stock price performance that will reward investors. As we research companies around the globe, we are finding that specific areas of opportunity include technology companies, especially those involved in wireless telecommunications and in supplying infrastructure and services for the Internet.

  o LOW INFLATION WORLDWIDE: We believe accelerating inflation is one of the chief factors that could end the current economic boom. While the U.S. economy continues to grow rapidly, we have not experienced significant signs of inflation. In our opinion, perhaps the major force keeping inflation at bay is worldwide productivity increases, fueled by advancing technology. A technological revolution based on computerization and the Internet appears to be making it possible for companies to produce more products with fewer employees, thereby enabling companies to increase earnings without raising prices. A related factor keeping inflation down is the heightened competition of an increasingly global marketplace, where, for example, businesses are beginning to use computer networks and the Internet to shop worldwide for the lowest prices from suppliers.

  o STRONG GLOBAL ECONOMIES: Our outlook is that a majority of national economies will continue to experience healthy growth with low inflation. In late January, the current economic boom in the United States became the longest in the nation's history. It appears to us that the U.S. Federal Reserve Board's (the Fed's) program of gradual interest-rate increases will eventually be successful in cooling the somewhat overheated U.S. economy while prolonging the boom. In Europe, we see strong evidence that most countries will continue on a moderate growth path with low inflation. A major reason for this is that European companies have begun to adopt the practices of downsizing, outsourcing, and consolidation that have helped revitalize U.S. industry over the past decade. We are witnessing a similar situation in Japan, as more firms merge, restructure, and invest in technology. In the Pacific Rim, most economies have recovered from the economic turmoil of late summer 1998 and are surging ahead. We believe progress toward restructuring Asia's banking systems and other ailing industries bodes well for stronger investor confidence in the region. While business conditions have been less favorable in Latin America due to relatively high inflation, increased exports and industrial production suggest to us that the region's recession has ended.

Amid this positive global outlook, however, we believe investors should also heed some cautionary notes:

  o IT IS HIGHLY UNLIKELY THAT U.S. EQUITY MARKETS WILL CONTINUE TO PERFORM AT THE PACE OF THE LAST SEVERAL YEARS. Although our outlook for U.S. markets this year is quite positive, we believe it is unrealistic for investors to expect stock market returns, as measured by the Standard & Poor's 500 Composite Index,(1) to routinely exceed 20%, as they did for each of the past four years.

  o HIGH VALUATIONS, ESPECIALLY OF TECHNOLOGY STOCKS, HAVE MADE U.S. MARKETS INCREASINGLY VOLATILE. Investor excitement over the past year has pushed many technology-related stocks to very high relative prices, as expressed by their price/earnings (P/E) ratios. In general, we believe these higher valuations are largely supported by the strong earnings growth mentioned earlier. However, as we've recently experienced, this backdrop has led to a highly volatile environment, where the market is swift to punish companies whose earnings are less than expected and where fear can rapidly overcome the desire to invest for long-term goals.

  o RISING INTEREST RATES MAY DAMPEN MARKETS IN THE SHORT TERM, PARTICULARLY IN THE UNITED STATES AND EUROPE. The Fed's current program of raising interest rates could potentially cool both stock and bond markets, and the European Central Bank has tended to follow the lead of the Fed in adjusting its own interest rates. It is our expectation, however, that in the long term interest rates will trend down again, perhaps by the end of this year. We believe that could be favorable for both equity and fixed-income investments.

On balance, it appears to us that the current global investment climate is well matched to MFS' research-oriented style of investing. In the equity markets, where we believe earnings growth is the most reliable indicator of long-term performance, we feel our research team is second to none in determining the real value of a company and its long-term earnings potential. To do that, our portfolio managers and our worldwide team of research analysts spend extensive time visiting with companies, talking to their customers, and investigating their competition. In fixed-income investing, we believe the quality of our research gives us an advantage by helping us determine which types of securities can add the most value to a fund and by helping us reduce credit risk, which is the biggest danger to some higher-income bond funds. In sum, MFS Original Research(R) is one of the most important factors in our ongoing effort to deliver competitive performance to you, our investors.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 18, 2000

--------------
(1) The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

MFS Intermediate Investment Grade Bond Fund

Dear Shareholders,
For the 12 months ended April 30, 2000, Class A shares of the Fund provided a total return of 1.62% and Class I shares 1.72%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges. Over the same period, these results compare to a 1.55% return for the Fund's benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index that includes U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of U.S. corporations, and to a 0.10% return for the average intermediate investment-grade debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance.

The Fund's primary objective is to seek high current income consistent with prudent risk, and its secondary objective is to protect shareholders' capital. The Fund invests in corporate bonds with ratings from "AAA" to "BBB" or in unrated bonds that we consider investment quality. The Fund also invests in U.S. Treasury and mortgage- and asset-backed securities, which represent pooled assets such as mortgage loans, car loans, and credit-card receivables. The maturities of bonds in the Fund are normally 10 years or less.

Rising interest rates and persistent inflation worries put pressure on nearly all bonds, with the lone exception of long-term U.S. Treasury securities. Swelling federal budget surpluses prompted the U.S. Treasury to limit the size and frequency of its auctions of new debt, and to buy back nearly $30 billion of Treasury bonds outstanding in the first four months of 2000. The anticipated scarcity of long-term Treasury bonds caused them to rally even as short-term interest rates kept climbing and most other fixed-income investments lost ground. That development and weak demand for corporate bonds caused the difference in yield (the "spread") between Treasuries and corporate securities to widen substantially during the year, pushing corporate bond prices lower. (Principal value and interest of Treasury securities are guaranteed by the U.S. government if held to maturity.) We believe that strong economic conditions will help corporate fundamentals. In our view, good news on the fundamental front eventually will overwhelm the negative market backdrop stemming from the reduction in Treasury supply.

Our security selection within the corporate market aided performance. We favored bonds issued by telecommunications and cable companies. The promise of the Internet, the explosion in demand for cellular and data transmission, and the ongoing convergence of telecom and cable companies has helped boost their prospects.

Our holdings in asset-backed securities - which held up much better than corporate bonds over the past year - also were a plus for performance. The reasons that we own them were the same as those that helped their recent performance: their high "AAA"-rate quality and attractive yields.

Respectfully,

/s/ James J. Calmas

    James J. Calmas
    Portfolio Manager

MFS Research Bond Fund

Dear Shareholders,
For the 12 months ended April 30, 2000, Class A shares of the Fund provided a total return of 1.31% and Class I shares 1.41%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges and compare to a 0.95% return over the same period for the Fund's benchmark, the Lehman Brothers Government/Corporate Bond Index (the Lehman Index) and to a 1.06% return for the average general bond fund tracked by Lipper Inc. The Lehman Index is an unmanaged, market-value-weighted index that includes U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of U.S. corporations.

The Fund is a total return portfolio seeking high current income and long-term growth of capital and having at least, under normal market conditions, 65% of its assets invested in fixed-income securities. The Fund seeks to incorporate the best ideas of our fixed-income analysts who cover the U.S. government, mortgage-backed, corporate, and international bond markets, using MFS Original Research(R) to select individual securities. The Fund may also invest in derivative securities, including futures and forward contracts, options on futures contracts, foreign currencies, securities, bond indices, structured notes, and indexed securities.

In general, our bottom-up research and investment strategies worked well for the Fund over the past year. In the third quarter of 1999, the corporate bond sector was affected negatively by concern over an acceleration in the amount of year 2000 (Y2K) related debt issuance. In addition, year-end tax-loss selling hurt prices as investors sold corporate and other types of bonds in order to lock in losses and offset capital gains incurred elsewhere in their portfolios. During this time, we took advantage of price weakness in corporate bonds to increase our holdings in this sector.

In the fourth quarter of 1999, the Fund benefited from its overweighting in corporate bonds and mortgage-backed securities. As corporate debt issuance proved to be less than expected, Y2K-related problems failed to materialize, and the Federal Reserve Board's stance on interest rates became clearer, corporate bonds and mortgage-backed securities led comparable-duration Treasuries (Principal value and interest of Treasury securities are guaranteed by the U.S. government if held to maturity. Duration is a measure of a bond's interest-rate sensitivity).

In the first quarter of 2000, as corporate bonds and mortgage-backed securities continued to recover, we decided to lock in some profits and decrease our positions in these sectors. At the same time, we shifted some assets into Treasuries as the outlook for government securities brightened. Again, this strategy worked well for the Fund, especially following the government's announcement of plans to buy back nearly $30 billion of longer-maturity Treasuries during the year. The anticipated scarcity of long-term Treasury bonds caused them to rally despite the increase in short-term interest rates, even as other fixed-income investments lost ground.

More recently, as Treasuries have outperformed other sectors of the bond market, we've started to look at corporate bonds, mortgage-backed securities, and high-yield bonds because we believe they are again starting to offer attractive values and yields.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Director of Fixed Income Research

The committee of MFS fixed-income research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Manning.

The opinions expressed in these reports are those of the portfolio manager and the Director of Fixed Income Research and are current only through the end of the period of the report as stated on the cover. Their views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each Fund offers only Class A and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of each Fund's Class A shares in comparison to various market indicators. Performance results reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS INTERMEDIATE INVESTMENT GRADE BOND FUND GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the Fund's investment operations, January 4, 1999, through April 30, 2000. Index information is from January 1, 1999.)

                        MFS Intermediate         Lehman Brothers
                        Investment Grade     Intermediate Government/
                       Bond Fund - Class A     Corporate Bond Index
          -----------------------------------------------------------
          1/99               $9,525                 $10,000
          4/99                9,567                  10,012
          4/00                9,722                  10,166

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH APRIL 30, 2000

CLASS A
                                                                                                     1 Year           Life*
---------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                                       +1.62%          +2.07%
---------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                                   +1.62%          +1.55%
---------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                                                   -3.20%          -2.10%
---------------------------------------------------------------------------------------------------------------------------

CLASS I
                                                                                                     1 Year           Life*
---------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                                       +1.72%          +2.06%
---------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                                   +1.72%          +1.55%
---------------------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                                                     1 Year           Life*
---------------------------------------------------------------------------------------------------------------------------
Average intermediate investment grade debt fund+                                                     +0.10%          -0.07%
---------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Government/Corporate Bond Index#                                        +1.55%          +1.25%
---------------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the Fund's investment operations, January 4, 1999, through April 30, 2000.
    Index information is from January 1, 1999.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

MFS RESEARCH BOND FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the Fund's investment operations, January 4, 1999, through April 30, 2000. Index information is from January 1, 1999.)

                          MFS Research           Lehman Brothers
                             Bond Fund         Government/Corporate
                            - Class A                Bond Index
          -----------------------------------------------------------
          1/99               $9,525                 $10,000
          4/99                9,497                   9,905
          4/00                9,621                   9,999

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH APRIL 30, 2000

CLASS A
                                                                                                     1 Year           Life*
---------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                                       +1.31%          +1.01%
---------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                                   +1.31%          +0.76%
---------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                                                   -3.51%          -2.86%
---------------------------------------------------------------------------------------------------------------------------

CLASS I
                                                                                                     1 Year           Life*
---------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                                       +1.41%          +0.91%
---------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                                   +1.41%          +0.68%
---------------------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                                                     1 Year           Life*
---------------------------------------------------------------------------------------------------------------------------
Average general bond fund+                                                                           +1.06%          +1.33%
---------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Corporate Bond Index#                                                     +0.95%          -0.01%
---------------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the Fund's investment operations, January 4, 1999, through April 30, 2000.
    Index information is from January 1, 1999.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and include the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO OF INVESTMENTS - April 30, 2000

MFS INTERMEDIATE INVESTMENT GRADE BOND FUND
Bonds - 98.1%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 83.0%
  Aerospace and Defense - 0.8%
    Raytheon Co., 5.7s, 2003                                                 $ 9           $    8,318
-----------------------------------------------------------------------------------------------------
  Automotive - 2.8%
    DaimlerChrysler NA Holding Corp., 6.63s, 2001                            $13           $   12,879
    Ford Motor Credit Co., 6.7s, 2004                                         16               15,388
                                                                                           ----------
                                                                                           $   28,267
-----------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.0%
    Fleet Boston Corp., 9.9s, 2001                                           $10           $   10,282
    Wells Fargo and Co., 7.2s, 2003                                           10                9,911
                                                                                           ----------
                                                                                           $   20,193
-----------------------------------------------------------------------------------------------------
  Beverages - 2.2%
    Coca-Cola Bottling Co., 8.56s, 2002                                      $14           $   14,224
    Coca-Cola Bottling Co., 6.375s, 2009                                      10                8,693
                                                                                           ----------
                                                                                           $   22,917
-----------------------------------------------------------------------------------------------------
  Consumer Products - 0.5%
    Hasbro Inc., 7.95s, 2003                                                 $ 5           $    4,976
-----------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 14.5%
    Americredit Automobile Receivable Trust, 5.78s, 2003                     $15           $   14,728
    Carco Auto Loan Master Trust, 5.65s, 2003                                 15               14,832
    Chase Credit Card Master Trust, 6.39s, 2004                               15               15,023
    Citibank Credit Card Master Trust I, 5.5s, 2006                           25               23,375
    Discover Card Master Trust I, 5.85s, 2006                                 20               19,119
    DLJ Mortgage Acceptance Corp., 8.1s, 2004                                 14               14,597
    GE Capital Mortgage Services, Inc., 6.035s, 2020                          20               19,281
    GS Mortgage Secs Corp. II, 6.06s, 2030                                     9                8,397
    Morgan (J.P.) Commercial Mortgage Finance Corp.,
      6.613s, 2030                                                             5                4,655
    Morgan Stanley Capital, Inc., 6.01s, 2030                                  9                8,510
    Peco Energy Transition Trust, 5.48s, 2003                                  6                5,587
                                                                                           ----------
                                                                                           $  148,104
-----------------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corporation - 0.9%
    FHLMC, 5.83s, 2013                                                       $ 9           $    8,915
-----------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 11.3%
    FNMA, 5.25s, 2009                                                        $ 4           $    3,471
    FNMA, 5.722s, 2009                                                        30               26,451
    FNMA, 7.25s, 2010                                                         35               34,896
    FNMA, 6s, 2014                                                            28               25,959
    FNMA, 7s, 2015                                                            25               24,425
                                                                                           ----------
                                                                                           $  115,202
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 2.8%
    Countrywide Home Loan, Inc., 6.85s, 2004                                 $12           $   11,472
    Lehman Brothers Holdings, Inc., 6.25s, 2003                               18               17,240
                                                                                           ----------
                                                                                           $   28,712
-----------------------------------------------------------------------------------------------------
  Financial Services - 3.6%
    GE Capital Corp. Medium Term Note, 7.25s, 2005                           $15           $   14,911
    Morgan Stanley Dean Witter, Inc., 7.125s, 2003                            15               14,835
    National Rural Utilities Cooperative Finance, 7.375s, 2003                 7                6,982
                                                                                           ----------
                                                                                           $   36,728
-----------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.5%
    J. Seagram & Sons, Inc., 5.79s, 2001                                     $15           $   14,728
    Whitman Corp., 6s, 2004                                                   12               11,265
                                                                                           ----------
                                                                                           $   25,993
-----------------------------------------------------------------------------------------------------
  Insurance - 1.7%
    Aflac, Inc., 6.5s, 2009                                                  $20           $   17,829
-----------------------------------------------------------------------------------------------------
  Manufacturing - 1.0%
    Eaton Corp., 6.95s, 2004                                                 $10           $    9,770
-----------------------------------------------------------------------------------------------------
  Media - 2.5%
    Time Warner Entertainment Co. LP, 9.625s, 2002                           $25           $   25,789
-----------------------------------------------------------------------------------------------------
  Railroads - 1.0%
    Union Pacific Corp., 5.78s, 2001                                         $11           $   10,672
-----------------------------------------------------------------------------------------------------
  Telecommunications - 2.6%
    Bellsouth Capital Funding Corp., 7.75s, 2010                             $15           $   14,997
    GTE Corp., 9.1s, 2003                                                     11               11,402
                                                                                           ----------
                                                                                           $   26,399
-----------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 4.1%
    Comcast Corp., 9.125s, 2006                                              $13           $   13,465
    Sprint Spectrum LP, 11s, 2006                                             15               16,149
    Telecomunicaciones De Puerto Rico, 6.15s, 2002                            13               12,478
                                                                                           ----------
                                                                                           $   42,092
-----------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 1.4%
    AID - Israel, 6.6s, 2008                                                 $15           $   14,514
-----------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 21.8%
    U.S. Treasury Notes, 4.25s, 2003                                         $65           $   60,298
    U.S. Treasury Notes, 5.75s, 2002                                          30               29,353
    U.S. Treasury Notes, 5.875s, 2004                                         25               24,340
    U.S. Treasury Notes, 6s, 2004-2009                                        44               43,048
    U.S. Treasury Notes, 6.125s, 2007                                         25               24,480
    U.S. Treasury Notes, 6.5s, 2010                                           30               30,595
    U.S. Treasury Notes, 7.875s, 2004                                         10               10,491
                                                                                           ----------
                                                                                           $  222,605
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.0%
    Connecticut Light & Power Co., 7.875s, 2001                              $ 4           $    3,994
    Entergy Mississippi, Inc., 6.2s, 2004                                     10                9,409
    Midamerican Funding LLC, 5.85s, 2001                                      15               14,804
    Narragansett Electric Co., 7.83s, 2002                                     2                2,015
                                                                                           ----------
                                                                                           $   30,222
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                           $  848,217
-----------------------------------------------------------------------------------------------------
Foreign Bonds - 15.1%
  Argentina - 1.0%
    Republic of Argentina, 0s, 2001                                          $11           $   10,120
-----------------------------------------------------------------------------------------------------
  Canada - 2.9%
    AT&T Canada, Inc., 12s, 2007 (Telecommunications)                        $ 8           $    8,990
    Province of Quebec, 8.8s, 2003                                            11               11,390
    Shaw Communications, Inc., 8.25s, 2010 (Telecommunications)               10                9,748
                                                                                           ----------
                                                                                           $   30,128
-----------------------------------------------------------------------------------------------------
  Chile - 0.4%
    Enersis S.A., 6.6s, 2026 (Utilities - Electric)                          $ 4           $    3,796
-----------------------------------------------------------------------------------------------------
  France - 1.3%
    Natexis AMBS Co. LLC, 8.44s, 2049 (Banks and Credit Cos.)##              $15           $   13,734
-----------------------------------------------------------------------------------------------------
  Germany - 2.0%
    KFW International Finance, Inc., 9.4s, 2004 (Agency)                     $ 5           $    5,372
    Landesbank Baden Wurttemberg, 7.875s, 2004 (Banks and Credit Cos.)        15               15,103
                                                                                           ----------
                                                                                           $   20,475
-----------------------------------------------------------------------------------------------------
  Israel - 1.9%
    State of Israel, 7.75s, 2010                                             $20           $   19,525
-----------------------------------------------------------------------------------------------------
  Mexico - 0.5%
    Pemex Finance Ltd., 9.69s, 2009 (Oils)                                   $ 5           $    5,307
-----------------------------------------------------------------------------------------------------
  South Korea - 0.4%
    Export-Import Bank Korea, 7.1s, 2007 (Banks and Credit Cos.)             $ 4           $    3,946
-----------------------------------------------------------------------------------------------------
  Spain - 2.0%
    Kingdom of Spain, 9.125s, 2000                                           $20           $   20,114
-----------------------------------------------------------------------------------------------------
  United Kingdom - 2.7%
    Cable & Wireless Communications, 6.75s, 2008 (Telecommunications)        $20           $   20,030
    British Sky Broadcasting, 6.875s, 2009 (Telecommunications)                8                7,081
                                                                                           ----------
                                                                                           $   27,111
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                        $  154,256
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,034,847)                                            $1,002,473

Other Assets, Less Liabilities - 1.9%                                                          19,183
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $1,021,656
-----------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS - April 30, 2000

MFS RESEARCH BOND FUND
Bonds - 97.3%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 86.7%
  Aerospace and Defense - 0.9%
    K & F Industries, Inc., 9.25s, 2007                                      $10           $    9,250
-----------------------------------------------------------------------------------------------------
  Airlines - 1.0%
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2017              $ 6           $    5,157
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020                5                4,572
                                                                                           ----------
                                                                                           $    9,729
-----------------------------------------------------------------------------------------------------
  Asset Backed - 2.0%
    Residential Funding Mortgage Secs II, Inc., 7.66s, 2012                  $20           $   19,884
-----------------------------------------------------------------------------------------------------
  Automotive - 0.9%
    Ford Motor Credit Co., 7.375s, 2009                                      $10           $    9,666
-----------------------------------------------------------------------------------------------------
  Building Products - 0.9%
    Nortek, Inc., 9.25s, 2007                                                $10           $    9,325
-----------------------------------------------------------------------------------------------------
  Certified Mortgage Backed - 0.9%
    Criimi Mae Corp., 6.701s, 2008##                                         $10           $    8,950
-----------------------------------------------------------------------------------------------------
  Chemicals - 2.0%
    Lyondell Chemical Co., 9.625s, 2007                                      $10           $    9,825
    NL Industries, Inc., 11.75s, 2003                                         10               10,275
                                                                                           ----------
                                                                                           $   20,100
-----------------------------------------------------------------------------------------------------
  Computer Services - 0.8%
    Seagate Technology, 7.45s, 2037                                          $10           $    7,914
-----------------------------------------------------------------------------------------------------
  Energy - 2.8%
    Apache Corp., 7.95s, 2026                                                $10           $    9,467
    Ocean Energy, Inc., 8.875s, 2007                                          10                9,850
    P&L Coal Holdings Corp., 9.625s, 2008                                     10                8,975
                                                                                           ----------
                                                                                           $   28,292
-----------------------------------------------------------------------------------------------------
  Financial Services - 2.8%
    Associates Corp., 5.5s, 2004                                             $10           $    9,256
    Lehman Brothers Holdings, Inc., 6.25s, 2003                               10                9,578
    Natexis Ambs Co. LLC, 8.44s, 2049##                                       10                9,156
                                                                                           ----------
                                                                                           $   27,990
-----------------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.0%
    Riverwood International Corp., 10.25s, 2006                              $10           $    9,750
-----------------------------------------------------------------------------------------------------
  Gaming and Hotels - 0.9%
    Harrahs Operating, Inc., 7.5s, 2009                                      $10           $    9,259
-----------------------------------------------------------------------------------------------------
  Government National Mortgage Association - 7.4%
    GNMA, 8s, 2030                                                           $75           $   75,197
-----------------------------------------------------------------------------------------------------
  Insurance - 0.9%
    Aflac, Inc., 6.5s, 2009                                                  $10           $    8,915
-----------------------------------------------------------------------------------------------------
  Manufacturing - 1.2%
    Samsonite Corp., 10.75s, 2008                                            $15           $   12,675
-----------------------------------------------------------------------------------------------------
  Media - 4.3%
    Comcast Corp., 9.125s, 2006                                              $10           $   10,357
    J Seagram & Sons, Inc., 6.4s, 2003                                        10                9,464
    News America Holdings, Inc., 7.3s, 2028                                   10                8,622
    Time Warner Entertainment Co. LP, 9.625s, 2002                            15               15,474
                                                                                           ----------
                                                                                           $   43,917
-----------------------------------------------------------------------------------------------------
  Railroads - 0.9%
    Union Pacific Corp., 6.34s, 2003                                         $10           $    9,474
-----------------------------------------------------------------------------------------------------
  Retail - 1.8%
    J. Crew Operating Corp., 10.375s, 2007                                   $10           $    8,825
    Musicland Group, Inc., 9s, 2003                                           10                8,962
                                                                                           ----------
                                                                                           $   17,787
-----------------------------------------------------------------------------------------------------
  Steel - 1.0%
    WCI Steel, Inc., 10s, 2004                                               $10           $    9,800
-----------------------------------------------------------------------------------------------------
  Telecommunications - 2.8%
    Bellsouth Capital Funding Corp., 7.75s, 2010                             $10           $    9,998
    Sprint Capital Corp., 6.9s, 2019                                          10                8,961
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                      10                9,425
                                                                                           ----------
                                                                                           $   28,384
-----------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 14.5%
    Federal National Mortgage Assn., 4.75s, 2003                             $60           $   55,387
    Federal National Mortgage Assn., 6.375s, 2009                             60               56,278
    Federal National Mortgage Assn., 7.25s, 2010                              35               34,896
                                                                                           ----------
                                                                                           $  146,561
-----------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 33.6%
    U.S. Treasury Bonds, 8.125s, 2019                                        $48           $   57,675
    U.S. Treasury Bonds, 5.25s, 2029                                          52               45,679
    U.S. Treasury Bonds, 6.125s, 2029                                         23               23,053
    U.S. Treasury Bonds, 6.25s, 2030                                           5                5,197
    U.S. Treasury Notes, 4.5s, 2001                                           13               12,815
    U.S. Treasury Notes, 5.5s, 2001                                           14               13,808
    U.S. Treasury Notes, 5.875s, 2001                                         20               19,766
    U.S. Treasury Notes, 6.125s, 2001                                         21               20,806
    U.S. Treasury Notes, 6.5s, 2002                                           13               12,951
    U.S. Treasury Notes, 4.25s, 2003                                          61               56,587
    U.S. Treasury Notes, 5.875s, 2004                                         37               36,023
    U.S. Treasury Notes, 6s, 2004                                             33               32,309
    U.S. Treasury Notes, 6.875s, 2006                                          3                3,049
                                                                                           ----------
                                                                                           $  339,718
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.4%
    Connecticut Light & Power Co., 7.875s, 2001                              $ 4           $    3,994
    Midamerican Funding LLC, 5.85s, 2001                                      10                9,870
                                                                                           ----------
                                                                                           $   13,864
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                           $  876,401
-----------------------------------------------------------------------------------------------------
Foreign Bonds - 10.6%
  Argentina - 1.0%
    Republic of Argentina, 6s, 2023                                          $15           $   10,489
-----------------------------------------------------------------------------------------------------
  Brazil - 1.0%
    Federal Republic of Brazil, 14.5s, 2009                                  $10           $   10,560
-----------------------------------------------------------------------------------------------------
  Canada - 1.9%
    AT&T Canada, Inc., 12s, 2007 (Telecommunications)                        $ 8           $    8,990
    Shaw Communications, Inc., 8.25s, 2010 (Media)                            10                9,748
                                                                                           ----------
                                                                                           $   18,738
-----------------------------------------------------------------------------------------------------
  Morocco - 0.9%
    Morocco Tranche A, 6.844s, 2009+                                         $10           $    8,925
-----------------------------------------------------------------------------------------------------
  Poland - 0.5%
    PTC International Finance BV, 11.25s, 2009 (Telecommunications)##        $ 5           $    5,200
-----------------------------------------------------------------------------------------------------
  South Korea - 1.0%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##                      $10           $   10,100
-----------------------------------------------------------------------------------------------------
  Sweden - 1.0%
    AB Spintab, 6.8s, 2049 (Banks and Credit Cos.)##                         $10           $    9,574
-----------------------------------------------------------------------------------------------------
  United Kingdom - 3.3%
    British Sky Broadcasting, 6.875s, 2009 (Media)                           $ 5           $    4,425
    Cable & Wireless Communications, 6.75s, 2008 (Telecommunications)         20               20,030
    Socgen Real Estate Co., 7.64s, 2049 (Financial Institutions)##            10                9,035
                                                                                           ----------
                                                                                           $   33,490
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                        $  107,076
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,005,174)                                                  $  983,477
-----------------------------------------------------------------------------------------------------

Short-Term Obligation - 1.5%
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 5/01/00, at Amortized Cost                   $15           $   15,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,020,174)                                            $  998,477

Other Assets, Less Liabilities - 1.2%                                                          12,331
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $1,010,808
-----------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

Portfolio Footnotes:
## SEC Rule 144A restriction.
 + Restricted security.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
-------------------------------------------------------------------------------------------------------------------
                                                                           INTERMEDIATE INVESTMENT         RESEARCH
APRIL 30, 2000                                                                     GRADE BOND FUND        BOND FUND
-------------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,034,847 and $1,020,174, respectively)      $1,002,473       $  998,477
  Cash                                                                                       3,658            2,204
  Interest receivable                                                                       16,745           18,977
                                                                                        ----------       ----------
      Total assets                                                                      $1,022,876       $1,019,658
                                                                                        ----------       ----------
Liabilities:
  Payable to investment adviser                                                         $    1,220       $     --
  Payable for investments purchased                                                           --              8,850
                                                                                        ----------       ----------
      Total liabilities                                                                 $    1,220       $    8,850
                                                                                        ----------       ----------
Net assets                                                                              $1,021,656       $1,010,808
                                                                                        ==========       ==========
Net assets consist of:
  Paid-in capital                                                                       $1,085,954       $1,085,330
  Unrealized depreciation on investments                                                   (32,374)         (21,697)
  Accumulated net realized loss on investments                                             (32,236)         (52,990)
  Accumulated undistributed net investment income                                              312              165
                                                                                        ----------       ----------
      Total                                                                             $1,021,656       $1,010,808
                                                                                        ==========       ==========
Shares of beneficial interest outstanding:
  Class A                                                                                  108,941          108,987
  Class I                                                                                   15.543           15.572
                                                                                        ----------       ----------
      Total shares of beneficial interest outstanding                                      108,957          109,003
                                                                                        ==========       ==========
Net assets:
  Class A                                                                               $1,021,510       $1,010,664
  Class I                                                                                   145.83           144.16
                                                                                        ----------       ----------
      Total net assets                                                                  $1,021,656       $1,010,808
                                                                                        ==========       ==========
Class A shares:
  Net asset value per share
    (net assets / shares of beneficial interest outstanding)                              $9.38            $9.27
                                                                                          =====            =====
  Offering price per share (100 / 95.25 of net asset value per share)                     $9.85            $9.73
                                                                                          =====            =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)                              $9.38            $9.26
                                                                                          =====            =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Operations
---------------------------------------------------------------------------------------------------
                                                           INTERMEDIATE INVESTMENT         RESEARCH
YEAR ENDED APRIL 30, 2000                                          GRADE BOND FUND        BOND FUND
---------------------------------------------------------------------------------------------------
Net investment income:
  Interest income                                                         $ 67,219         $ 67,321
                                                                          --------         --------
  Expenses -
    Management fee                                                        $  5,035         $  5,958
    Shareholder servicing agent fee                                          1,007              992
    Distribution and service fee (Class A)                                   3,517            3,465
    Administrative fee                                                         180              129
    Auditing fees                                                           13,429           16,329
    Custodian fee                                                            4,984            4,709
    Printing                                                                 7,808            7,128
    Registration fees                                                        2,298            2,283
    Legal fees                                                               2,069            2,079
    Postage                                                                    114               93
    Miscellaneous                                                              739              616
                                                                          --------         --------
      Total expenses                                                      $ 41,180         $ 43,781
    Fees paid indirectly                                                      (366)            (330)
    Reduction of expenses by investment adviser and distributor            (40,814)         (43,451)
                                                                          --------         --------
      Net expenses                                                        $   --           $   --
                                                                          --------         --------
        Net investment income                                             $ 67,219         $ 67,321
                                                                          --------         --------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) on investment transactions        $(25,567)        $(46,247)
  Change in unrealized depreciation on investments                         (26,009)          (7,877)
                                                                          --------         --------
        Net realized and unrealized loss on investments                   $(51,576)        $(54,124)
                                                                          --------         --------
          Increase in net assets from operations                          $ 15,643         $ 13,197
                                                                          ========         ========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED       PERIOD ENDED
INTERMEDIATE INVESTMENT GRADE BOND FUND                        APRIL 30, 2000     APRIL 30, 1999*
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $   67,219         $   17,705
  Net realized loss on investments                                    (25,567)            (6,658)
  Net unrealized loss on investments                                  (26,009)            (6,365)
                                                                   ----------         ----------
      Increase in net assets from operations                       $   15,643         $    4,682
                                                                   ----------         ----------
Distributions declared to shareholders -
  From net investment income (Class A)                             $  (68,210)        $  (16,400)
  From net investment income (Class I)                                    (10)                (3)
                                                                   ----------         ----------
      Total distributions declared to shareholders                 $  (68,220)        $  (16,403)
                                                                   ----------         ----------
Net increase in net assets from Fund share transactions            $   69,205         $1,016,749
                                                                   ----------         ----------
      Total increase in net assets                                 $   16,628         $1,005,028
Net assets:
  At beginning of period                                            1,005,028               --
                                                                   ----------         ----------
  At end of period (including accumulated undistributed net
    investment income of $312 and $1,303, respectively)            $1,021,656         $1,005,028
                                                                   ==========         ==========

* For the period from the commencement of the Fund's investment operations, January 4, 1999, through April 30, 1999.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets - continued
-------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED        PERIOD ENDED
RESEARCH BOND FUND                                             APRIL 30, 2000     APRIL 30, 1999*
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $   67,321         $   17,798
  Net realized loss on investments                                    (46,247)            (6,743)
  Net unrealized loss on investments                                   (7,877)           (13,820)
                                                                   ----------         ----------
      Increase (decrease) in net assets from operations            $   13,197         $   (2,765)
                                                                   ----------         ----------
Distributions declared to shareholders -
  From net investment income (Class A)                             $  (67,749)        $  (17,192)
  From net investment income (Class I)                                    (10)                (3)
                                                                   ----------         ----------
      Total distributions declared to shareholders                 $  (67,759)        $  (17,195)
                                                                   ----------         ----------
Net increase in net assets from Fund share transactions            $   65,771         $1,019,559
                                                                   ----------         ----------
      Total increase in net assets                                 $   11,209         $  999,599
Net assets:
  At beginning of period                                              999,599               --
                                                                   ----------         ----------
  At end of period (including accumulated undistributed net
    investment income of $165 and $603, respectively)              $1,010,808         $  999,599
                                                                   ==========         ==========

* For the period from the commencement of the Fund's investment operations, January 4, 1999, through April 30, 1999.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 INTERMEDIATE INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                             2000               1999*                2000              1999*
--------------------------------------------------------------------------------------------------------------------------------
                                                              CLASS A                                 CLASS I
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $ 9.88             $10.00               $ 9.87             $10.00
                                                               ------             ------               ------             ------
Income from investment operations# -
  Net investment income(S)                                     $ 0.64             $ 0.18               $ 0.65             $ 0.19
  Net realized and unrealized loss on investments
    and foreign currency                                        (0.49)             (0.14)               (0.49)             (0.16)
                                                               ------             ------               ------             ------
      Total from investment operations                         $ 0.15             $ 0.04               $ 0.16             $ 0.03
                                                               ------             ------               ------             ------
Less distributions declared to shareholders from
  net investment income                                        $(0.65)            $(0.16)              $(0.65)            $(0.16)
                                                               ------             ------               ------             ------
Net asset value - end of period                                $ 9.38             $ 9.88               $ 9.38             $ 9.87
                                                               ======             ======               ======             ======
Total return(+)                                                  1.62%              0.44%++              1.72%              0.33%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                     0.04%              0.27%+               0.04%              0.27%+
  Net investment income                                          6.69%              5.53%+               6.80%              5.43%+
Portfolio turnover                                                147%               155%                 147%               155%
Net assets at end of period (000 omitted)                      $1,022             $1,005                   $0+++              $0+++

  (S) Effective February 1, 1999, MFS voluntarily agreed, under a temporary expense agreement, to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. Prior to February 1, 1999, the Fund paid MFS a fee not greater than 1.00% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:
     Net investment income (loss)                              $ 0.25             $(0.09)              $ 0.30             $(0.09)
     Ratios (to average net assets):
       Expenses##                                                4.10%              8.60%+               3.75%              8.25%+
       Net investment income (loss)                              2.63%             (2.80)%+              3.09%             (2.55)%+
  * For the period from the commencement of the Fund's investment operations, January 4, 1999, through April 30, 1999.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------------
                                                                                       RESEARCH BOND FUND
--------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                             2000              1999*                 2000              1999*
--------------------------------------------------------------------------------------------------------------------------------
                                                              CLASS A                                 CLASS I
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $ 9.80             $10.00               $ 9.78             $10.00
                                                               ------             ------               ------             ------
Income from investment operations# -
  Net investment income(S)                                     $ 0.64             $ 0.18               $ 0.65             $ 0.18
  Net realized and unrealized loss on investments               (0.53)             (0.21)               (0.53)             (0.23)
                                                               ------             ------               ------             ------
      Total from investment operations                         $ 0.11             $(0.03)              $ 0.12             $(0.05)
                                                               ------             ------               ------             ------
Less distributions declared to shareholders from
  net investment income                                        $(0.64)            $(0.17)              $(0.64)            $(0.17)
                                                               ------             ------               ------             ------
Net asset value - end of period                                $ 9.27             $ 9.80               $ 9.26             $ 9.78
                                                               ======             ======               ======             ======
Total return(+)                                                  1.31%             (0.29)%++             1.41%             (0.49)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                     0.03%              0.30%+               0.03%              0.30%+
  Net investment income                                          6.82%              5.62%+               6.92%              5.13%+
Portfolio turnover                                                209%               117%                 209%               117%
Net assets at end of period (000 omitted)                      $1,011               $999                   $0+++              $0+++

(S) Effective February 1, 1999, MFS voluntarily agreed, under a temporary expense agreement, to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. Prior to February 1, 1999, the Fund paid MFS a fee not greater than 1.10% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:

     Net investment income (loss)                              $ 0.23             $(0.09)              $ 0.27             $(0.11)
     Ratios (to average net assets):
       Expenses##                                                4.43%              8.93%+               4.08%              8.58%+
       Net investment income (loss)                              2.42%             (3.01)%+              2.87%             (3.15)%+

  * For the period from the commencement of the Fund's investment operations, January 4, 1999, through April 30, 1999.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500.
  # Per share data is based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Intermediate Investment Grade Bond Fund and MFS Research Bond Fund (the Funds) are non-diversified series of MFS Series Trust IX (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Funds' custody fees are reduced according to an arrangement that measures the value of cash deposited with the custodian by the Funds. This amount is shown as a reduction of total expenses on the Statements of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Funds distinguish between distributions on a tax basis and a financial reporting basis and require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended April 30, 2000, the following were reclassified due to differences between book and tax accounting for mortgage-backed securities. These changes had no effect on the net assets or net asset value per share.

                                                   INTERMEDIATE
                                               INVESTMENT GRADE        RESEARCH
                                                      BOND FUND       BOND FUND
-------------------------------------------------------------------------------
INCREASE (DECREASE):
Paid-in capital                                       $  --             $  --
Accumulated net realized loss on investments              (10)             --
Accumulated undistributed net investment income            10              --

At April 30, 2000, the Funds, for federal income tax purposes, had capital loss carryforwards which may be applied against any net taxable realized gains of each succeeding year until the earlier of their utilization or expiration.

                                            TOTAL CARRYOVER                2008
-------------------------------------------------------------------------------
Intermediate Investment Grade Bond Fund             $22,462             $22,462
Research Bond Fund                                   31,155              31,155

Multiple Classes of Shares of Beneficial Interest - The Funds offer multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Funds based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Funds have an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee for Intermediate Investment Grade Bond Fund and Research Bond Fund is computed daily and paid monthly at an annual rate of 0.50% and 0.60% of the Fund's average daily net assets, respectively. The investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of total expenses in the Statements of Operations.

The investment adviser has voluntarily agreed to pay each of the Fund's operating expenses, exclusive of management and distribution and service fees such that the Funds' aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of total expenses in the Statements of Operations.

The Funds pay no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Funds, all of whom receive remuneration for their services to the Funds from MFS. Certain officers and Trustees of the Funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to the Funds.

Administrator - The Funds have an administrative services agreement with MFS to provide the Funds with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund incurs an administrative fee at the following annual percentages of each Fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on the sales of Class A shares of the Funds for the period ended April 30, 2000.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Funds' distribution plans provide that the Funds will pay MFD up to 0.35% per annum of their average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each of the Funds related to the distribution and servicing of their shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each Fund's average daily net assets attributable to Class A shares. All distribution and service fees under Class A distribution plans are currently being waived for the Funds.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares during the period ended April 30, 2000.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                           INTERMEDIATE
                                                        INVESTMENT GRADE                    RESEARCH
                                                               BOND FUND                   BOND FUND
----------------------------------------------------------------------------------------------------
PURCHASES
U.S. government securities                                    $  492,803                  $1,175,005
                                                              ----------                  ----------
Investments (non-U.S. government securities)                  $1,009,761                  $  909,160
                                                              ----------                  ----------

SALES
U.S. government securities                                    $  575,412                  $1,279,544
                                                              ----------                  ----------
Investments (non-U.S. government securities)                  $  869,429                  $  746,391
                                                              ----------                  ----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Funds, as computed on a federal income tax basis, are as follows:

                                                            INTERMEDIATE
                                                        INVESTMENT GRADE                    RESEARCH
                                                               BOND FUND                   BOND FUND
----------------------------------------------------------------------------------------------------
Aggregate cost                                                $1,035,879                  $1,023,540
                                                              ----------                  ----------
Gross unrealized depreciation                                 $  (34,204)                 $  (28,160)
Gross unrealized appreciation                                        798                       3,097
                                                              ----------                  ----------
    Net unrealized depreciation                               $  (33,406)                 $  (25,063)
                                                              ==========                  ==========

(5) Shares of Beneficial Interest
The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                                     INTERMEDIATE INVESTMENT GRADE BOND FUND
                                        ----------------------------------------------------------------
                                        YEAR ENDED APRIL 30, 2000           PERIOD ENDED APRIL 30, 1999*
                                        -------------------------           ----------------------------
                                         SHARES            AMOUNT            SHARES               AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                 106           $ 1,000           100,041           $1,000,410
Shares issued to shareholders in
  reinvestment of distributions           7,160            68,207             1,656               16,391
Shares reacquired                            (1)               (6)              (21)                (204)
                                          -----           -------           -------           ----------
    Net increase                          7,265           $69,201           101,676           $1,016,597
                                          =====           =======           =======           ==========

Class I Shares
                                        ----------------------------------------------------------------
                                        YEAR ENDED APRIL 30, 2000           PERIOD ENDED APRIL 30, 1999*
                                        -------------------------           ----------------------------
                                         SHARES            AMOUNT            SHARES               AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                --             $  --                  15           $      150
Shares issued to shareholders in
  reinvestment of distributions+              0                 4                 0                    2
Shares reacquired                          --                --                --                   --
                                          -----           -------           -------           ----------
    Net increase                              0           $     4                15           $      152
                                          =====           =======           =======           ==========

Class A Shares
                                                              RESEARCH BOND FUND
                                        ----------------------------------------------------------------
                                        YEAR ENDED APRIL 30, 2000           PERIOD ENDED APRIL 30, 1999*
                                        -------------------------           ----------------------------
                                         SHARES            AMOUNT            SHARES               AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                --             $  --             100,242           $1,002,420
Shares issued to shareholders in
  reinvestment of distributions           7,225            67,749             1,747               17,191
Shares reacquired                          (207)           (1,982)              (20)                (204)
                                          -----           -------           -------           ----------
    Net increase                          7,018           $65,767           101,969           $1,019,407
                                          =====           =======           =======           ==========

Class I Shares
                                        ----------------------------------------------------------------
                                        YEAR ENDED APRIL 30, 2000           PERIOD ENDED APRIL 30, 1999*
                                        -------------------------           ----------------------------
                                         SHARES            AMOUNT            SHARES               AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                --             $  --                  15           $      150
Shares issued to shareholders in
  reinvestment of distributions+              0                 4                 0                    2
Shares reacquired                          --                --                --                   --
                                          -----           -------           -------           ----------
    Net increase                              0           $     4                15           $      152
                                          =====           =======           =======           ==========

* For the period from the commencement of the Funds' investment operations, January 4, 1999, through
  April 30, 1999.
+ Shares reinvested were less than 1 share.

(6) Line of Credit
The Funds and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The Funds had no borrowings during the year.

(7) Restricted Securities
Each Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 2000, the MFS Research Bond Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.9% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

DESCRIPTION                                   DATE OF ACQUISITION         SHARE/PAR AMOUNT                 COST              VALUE
----------------------------------------------------------------------------------------------------------------------------------
Morocco Tranche A, 6.844s, 2009                         4/17/2000                   10,000               $8,850             $8,925

INDEPENDENT AUDITORS' REPORT

To The Trustees and Shareholders of MFS Series Trust IX:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of MFS Intermediate Investment Grade Bond Fund and MFS Research Bond Fund (each a portfolio of MFS Series Trust IX (the Trust)) as of April 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ends April 30, 2000 and 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Intermediate Investment Grade Bond Fund and MFS Research Bond Fund at April 30, 2000,
the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 7, 2000



                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

FEDERAL TAX INFORMATION

In January 2001, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2000.

MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
MFS(R) RESEARCH BOND FUND


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